UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2018 (December 19, 2017)

Fonon Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51443	36-4739442
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 N Keller Rd., Ste. G
Orlando, FL	32810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 804-1000

  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 1, 2018, the registrant, Fonon Corporation (“Fonon”), acquire Issuer Direct Corporation platform and cloud services for Disclosure Management and IR Communications such as Press Release, Stock, Sec Feeds, XBRL and EDGAR ..

First American Stock Transfer, Inc. remains as company of the choice for Transfer Agent(s) role at this time.

This announcement marks a foundational step in the Company’s strategic initiatives to increase transparency and communication to the investment community alongside benchmarks for growth.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 9, 2018	Fonon Corporation

	By:	/s/ Dmitriy Nikitin
Dmitriy Nikitin
President